                                                                    Exhibit 10.2

                             INTERCREDITOR AGREEMENT


         THIS INTERCREDITOR AGREEMENT (the "Agreement") is made as of this 14th day of August, 2000 by and among TITAN MOTORCYCLE CO. OF AMERICA, a Nevada corporation ("Borrower"), ESQUIRE TRADE & FINANCE INC., a British Virgin Islands corporation, and CELESTE TRUST REG., a Liechtenstein trust (individually, an "Investor" and collectively, the "Investors"), and WELLS FARGO CREDIT, INC., a Minnesota corporation ("Lender").

                                    RECITALS:

         WHEREAS, Borrower and Lender are parties to that certain Amended and Restated Credit and Security Agreement dated as of April 10, 2000, as amended by First Amendment to Amended and Restated Credit and Security Agreement dated as of July 10, 2000 and Second Amendment to Amended and Restated Credit and Security Agreement dated as of August 14, 2000 (as hereafter amended, modified, supplemented, restated or replaced from time to time, the "Credit Agreement") and Borrower is now or hereafter may be indebted to the Lender on account of loans or the other extensions of credit or financial accommodations from Lender to Borrower, or to any other person under the guarantee or endorsement of Borrower;

         WHEREAS, Investors desire to purchase from Borrower $750,000 of 12% Convertible Debentures of the Borrower (the "Convertible Debentures") which are convertible into shares of Common Stock, $.001 par value per share of the Company (the "Conversion Shares") pursuant to that certain Securities Purchase Agreement of even date herewith between Borrower and Investors (the "Purchase Agreement"), which Convertible Debentures will be in the form annexed to the Purchase Agreement;

         WHEREAS, in connection with the Purchase Agreement, Investors will also receive the right to purchase 1,025,160 shares of Common Stock, $.001 par value per share of the Company ("Warrant Shares") pursuant to the Titan Motorcycle Co. of America Common Stock Purchase Warrants to be issued on the Closing Date in the form annexed to the Purchase Agreement (a "Warrant");

         WHEREAS, Borrower has agreed to provide certain registration rights under the Securities Act of 1933, as amended, with respect to the Conversion Shares and Warrant Shares pursuant to the Registration Rights Agreement of even date herewith between Borrower and Investors (the "Registration Rights Agreement");

         WHEREAS, in order to secure Borrower's obligations under the Purchase Agreement, Convertible Debentures, Registration Rights Agreement and other documents and instruments reflecting obligations of Borrower to Investors, Borrower intends to grant to Investors pursuant to the Security Interest and Pledge Provisions annexed to the Purchase Agreement (the "Pledge Agreement") a security interest in all assets and properties of Borrower;

         WHEREAS, the Lender's Loan Documents require the consent of Lender to the issuance of the Convertible Debentures and the further encumbrance of Borrower's assets; and
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         WHEREAS, the Investors' Loan Documents and the Lender's Loan Documents
are both secured by all or substantially all of the assets of the Borrower;

         WHEREAS, it is a condition precedent to Lender's approval of the transactions contemplated by the Investors' Loan Documents that Investors subordinate the payment of any principal, interest, dividends, distributions, return of capital, optional or mandatory redemption rights, and indemnity payments and any security interests and liens created by the Investors' Loan Documents to the indebtedness under the Credit Agreement and the security interests and liens in favor of Lender on the terms set forth herein;

                                   AGREEMENTS:

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Investors and Lender, intending to be legally bound, agree as follows:

         1. Definitions. As used in this Agreement, the following words and terms shall have the meaning set forth below:

                  (a) "Borrower Default" means (a) any Default or Event of Default, as each is defined in any Lender Loan Document; and/or (b) any breach of, or default under, this Agreement by Borrower.

                  (b) "Collateral" means all of Borrower's Equipment, General Intangibles, Inventory, Receivables, Investment Property, all sums on deposit in any Collection Account; together with (i) all substitutions and replacements for and products of any of the foregoing; (ii) proceeds of any and all of the foregoing; (iii) in the case of all tangible goods, all accessions; (iv) all accessories, attachments, parts, equipment and repairs now or hereafter attached or affixed to or used in connection with any tangible goods; (v) all warehouse receipts, bills of lading and other documents of title now or hereafter covering such goods; and (vi) the Life Insurance Policy.

                  (c) "Investor Indebtedness" means each and every debt, liability and obligation of every type and description which Borrower may now or at any time hereafter owe to Investors, or either of them, whether such debt, liability or obligation now exists or is hereafter created or incurred, and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several or joint and several, including, without limitation, any principal or interest with respect to the Convertible Debentures, return of capital, dividend, distribution, optional or mandatory redemption payment, indemnification or contribution obligations, Buy-In Adjustment Amount, cash Exercise Price, late payments, Redemption Amount, and costs, fees and expenses payable by Borrower to Investors, or either of them, under the Investors' Loan Documents.

                  (d) "Investors' Loan Documents" means the Purchase Agreement, the Convertible Debentures, the Warrant, the Registration Rights Agreement, the Pledge and any


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other documents and instruments which have been or may hereafter be executed by
Borrower or any other person or entity in connection with the Purchase Agreement, including all amendments, modifications, supplements, extensions, restatements, refinancings and replacements thereof.

                  (e) "Lender Indebtedness" means each and every debt, liability and obligation of every type and description which Borrower may now or at any time hereafter owe to Lender, whether such debt, liability or obligation now exists or is hereafter created or incurred, and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several or joint and several, all interest thereon, all renewals, extensions, increases and modifications thereof, and any notes or other evidenced of indebtedness issued in whole or partial substitution therefor, and including all principal, interest, attorneys' fees, costs and expenses provided for in any document between Lender and Borrower.

                  (f) "Lender's Loan Documents" means all documents and instruments which have been or may hereafter be executed by Borrower or any other person or entity in connection with the Credit Agreement, including all amendments, modifications, supplements, extensions, restatements, refinancings and replacements thereof.

Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement or Investors' Loan Documents. In the event of any conflict between the definition of a term in the Credit Agreement and in the Investors' Loan Documents, the definition in the Credit Agreement shall be applicable, unless the context clearly and unequivocally indicates otherwise.

         2. Consent to Investors' Loan Documents. Subject to the terms and conditions contained in this Agreement, Lender hereby consents to the Investors' Loan Documents and the other transactions contemplated therein, provided that the net cash proceeds from the contemporaneous issuance of all of the Convertible Debentures is not less than $750,000 (net of a five percent (5%) fee to the investment banker and any normal and customary transaction fees paid to non-Affiliates and verified to Lender's satisfaction). This consent is effective only in this specific instance and only for the specific purpose for which given and is expressly conditioned upon strict compliance with the terms of this Agreement. This consent does not constitute a waiver of any of the covenants and agreements of Borrower contained in the Credit Agreement or Loan Documents with respect to any other transaction.

         3. Subordination. The Investor Indebtedness under the Investors' Loan Documents, the payment of any of the Investor Indebtedness, the exercise of all conversion and redemption rights (whether mandatory or optional) and the security interests and liens created by the Investors' Loan Documents are hereby made and shall be and remain subject, inferior, subsequent and subordinate in all respects to the Lender Indebtedness and the security interests and liens created by the Lender's Loan Documents to secure all Advances made thereunder, whether such Advances be deemed obligatory or permissive, and all other costs and expenses incurred by Lender in connection with the Credit Agreement, including, without limitation, attorneys' fees and court costs and other professional fees. Investors shall not demand, receive or accept any payment (whether of principal, interest, return of capital, dividend, distribution, optional or mandatory redemption payment, indemnification or contribution obligations, Buy-In


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Adjustment Amount, cash Exercise Price, late payments, Redemption Amount, costs, fees, expenses or otherwise) from Borrower in respect of the Investor Indebtedness, or exercise any optional or mandatory redemption rights granted in the Investors' Loan Documents, or accept any optional or mandatory redemption payment from Borrower, and Borrower may not voluntarily take any action to redeem for cash all or any part of the Convertible Debentures, Conversion Shares or Warrant Shares, except with the prior written consent of Lender which may be given or withheld in Lender's sole, absolute and unfettered discretion. Notwithstanding the foregoing, Borrower may pay principal, interest, dividends, distributions or other payments to Investors in the form of Common Stock of Borrower and, without waiving Lender's right to declare a Borrower Default if applicable, at any time after December 31, 2000 (a) Investors may collect from Borrower, and Borrower may pay to Investors, late payments, Periodic Amounts and Buy-In Adjustment Amounts, if required under the Investors' Loan Documents, provided all of the following conditions are satisfied: (I) Borrower has not received a currently effective notice of a Borrower Default; (II) Investors have provided no less than ten (10) business days' prior written notice to Lender prior to collection of any such late payments, Periodic Amounts or Buy-In Adjustment Amounts; and (III) the aggregate amount of all such late payments, Periodic Amounts and Buy-In Adjustment Amounts shall not exceed $25,000 per Investor ($50,000 in the aggregate) in any one calendar quarter (any amounts in excess thereof may be accrued and paid in the following calendar quarter provided that all of the other conditions to payment are satisfied); and (b) Investors may demand redemption of, and Borrower may send a Redemption Notice and exercise its rights upon the occurrence of a Redemption Event (except that Investors may not enforce any of their rights against the Collateral), provided all of the following conditions are satisfied: (i) Borrower has funds legally available to pay such redemption payments; (ii) no Borrower Default shall exist immediately prior to, and immediately after giving effect to, such redemption payment; (iii) after giving effect to such redemption payment, Borrower is in compliance with the financial covenants in Section 6 of the Loan Agreement, whether or not intended to be measured on such date; and (iv) immediately after giving effect to such redemption payment, there is remaining availability under the Borrowing Base of not less than $250,000. Investors shall deliver a copy of any Redemption Notice to Lender simultaneously with Investors' delivery to Borrower. Within forty-five (45) days after receipt of Investors' written demand for redemption, Lender shall notify Investors in writing with respect to Borrower's compliance with clauses (ii), (iii) and (iv) above. Lender's failure to timely notify Investors in writing shall be deemed Lender's acknowledgment that Borrower is, and after the redemption will be, in compliance with the conditions in clauses (ii), (iii) and (iv) above. Lender's determination of Borrower's compliance with the conditions in clauses (ii), (iii) and (iv) will be based upon the information then available to Lender and shall be conclusive, absent manifest error.

         4. Priority. Subject to the terms and conditions of this Agreement, the parties hereby agree that:

                  (a) Notwithstanding the order of recordation of any mortgages, deeds of trust, deeds to secure debt, financing statements or any other security instruments, or the order of the granting of any security interests in the Collateral, or the physical possession of any Collateral, or any other matter, the liens and security interests granted by Borrower to Lender in the Collateral shall be prior and superior to any lien or security interest granted by Borrower to Investors in the Collateral and Investors' liens and security interests in the Collateral are and shall remain fully


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
subordinated, junior and inferior for all purposes to the liens and security interests of Lender in the Collateral (including any proceeds thereof) until all Lender Indebtedness shall have been fully paid and satisfied and all revolving credit financing arrangements between Borrower and Lender with respect to the Lender Indebtedness have been terminated.

                  (b) Lender and Investors, at any time and from time to time, may enter into such agreement or agreements with Borrower as Lender or Investors may deem proper, including, without limitation, extending the time of payment or renewing or otherwise altering the terms of repayment of any Indebtedness, amending, modifying or supplementing any of the other terms or provisions of the Lender's Loan Documents or the Investors' Loan Documents, or affecting the Collateral, or exchanging, selling, releasing, surrendering or otherwise dealing with any such security without in any way impairing or affecting this Agreement thereby.

                  (c) In furtherance of the foregoing, each party to this Agreement shall execute and deliver any instrument or document reasonably requested and prepared from time to time by the other party to confirm the foregoing subordination.

         5. Forbearance by Investors. Until all Lender Indebtedness shall have been fully paid and satisfied and all financing arrangements between Borrower and Lender with respect to the Lender Indebtedness have been terminated, Investors will not commence any action or proceeding against Borrower to recover all or any part of the Investor Indebtedness, or to enforce its security interest in the Collateral, including, but not limited to, notifying account debtors of Borrower, or attempting to collect or realize upon the Collateral, or foreclosing its security interest in the Collateral, or take possession of, sell, or dispose of any other assets of Borrower, or exercise or enforce any right or remedy available to Investors with respect to any such assets of Borrower, or join with any creditor (unless Lender shall so join) in bringing any proceeding against Borrower under any bankruptcy, reorganization, readjustment of debt, arrangement of debt receivership, liquidation or insolvency law or statute of the federal or any state government.

         6. Receipt of Prohibited Payments. If Investors receive any payment on the Investor Indebtedness that Investors are not entitled to receive under the provisions of this Agreement or obtains possession of any proceeds of the Collateral, Investors will hold the amount so received in trust for Lender and will forthwith turn over such payment or proceeds to Lender in the form received (except for the endorsement of Investors where necessary) for application to then-existing Lender Indebtedness (whether or not due), in such manner of application as Lender may deem appropriate. In the event that Investors shall exercise any right of setoff which Investors are not permitted to exercise under the provisions of this Agreement, Investors will promptly pay over to Lender, in immediately available funds, an amount equal to the amount of the claims or obligations offset. If Investors fail to make any endorsement required under this Agreement, Lender, or any of its officers or employees or agents on behalf of Lender, is hereby irrevocably appointed as the attorney-in-fact (which appointment is coupled with an interest) for Investors to make such endorsement in Investors' name.

         7. Enforcement of Lender's Security Interest. Lender may at any time, and from time to time, exercise all rights and remedies available at law, in equity and/or in Lender's Loan Documents with respect to the Collateral, without the consent of or prior notice to Investors.


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Lender shall have no duty to preserve, protect, care for, insure, take possession of, collect, dispose of, or otherwise realize upon any of the Collateral, and in no event shall Lender be deemed Investors' agent with respect to the Collateral. All proceeds received by Lender with respect to the Collateral may be applied, first, to pay or reimburse Lender for all costs and expenses (including reasonable attorneys' fees) incurred by Lender in connection with the collection of such proceeds, and, second, to any Lender Indebtedness secured by Lender's security interest in the Collateral in any order that it may choose. In liquidating or disposing of the Collateral, Lender shall not be liable to Investors for any act or omission with respect to the liquidation of the Collateral or the fact that the proceeds realized from a liquidation of the Collateral could, under any circumstances, have been greater.

         8. Investor Indebtedness Owed Only to Investors. Investors warrant and represent that Investors have not previously assigned any interest in the Investor Indebtedness, the Investors' Loan Documents or the Collateral to any other party, that no other party owns a collateral interest in the Collateral through Investors (whether as joint holder of the Investors' Loan Documents, participant or otherwise) and that the entire Investor Indebtedness of Borrower to Investors is owing only to Investors.

         9. Lender Indebtedness Owed Only to Lender. Lender warrants and represents that Lender has not previously assigned any interest in the Lender Indebtedness, the Lender's Loan Documents or the Collateral to any other party, that no other party owns a collateral interest in the Collateral through Lender (whether as joint holder of the Lender's Loan Documents, participant or otherwise) and that the entire Lender Indebtedness is owing only to Lender.

         10. Bankruptcy and Insolvency. In the event of any receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization or arrangement with creditors by Borrower, whether or not pursuant to bankruptcy law, the sale of all or substantially all of the assets of Borrower, dissolution, liquidation or any other marshalling of the assets or liabilities of Borrower, Investors will file all claims, proofs of claim or other instruments of similar character necessary to enforce the obligations of Borrower in respect of the Investor Indebtedness and will hold in trust for Lender and promptly pay over to Lender in the form received (except for the endorsement of Investors where necessary) for application to the then-existing Lender Indebtedness, any and all moneys, dividends or other assets received in any such proceedings on account of the Investor Indebtedness, unless and until Lender Indebtedness has been paid in full. If Investors shall fail to take any such action, Lender, as attorney-in-fact for Investors, may take such action on Investors' behalf. Investors hereby irrevocably appoint Lender, or any of its officers or employees on behalf of Lender, as the attorney-in-fact for Investors (which appointment is coupled with an interest) with the power but not the duty to demand, sue for, collect and receive any and all such moneys, dividends or other assets and give acquittance therefor and to file any claim, proof of claim or other instrument of similar character, to vote claims comprising Investor Indebtedness to accept or reject any plan of partial or complete liquidation, reorganization, arrangement, composition or extension and to take such other action in Lender's own name or in the name of Investors as Lender may deem necessary or advisable for the enforcement of the agreements contained herein; and Investors will execute and deliver to Lender such other and further powers-of-attorney or instruments as Lender may request in order to accomplish the foregoing.


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         11. Restrictive Legend; Transfer of Investor Indebtedness. Investors
will cause all notes, bonds, debentures or other instruments evidencing the Investor Indebtedness or any part thereof, including, without limitation, the certificates evidencing the Warrant Shares and Conversion Shares, to contain a specific statement thereon to the effect that any dividends, distributions, redemption and other payments and any redemption rights (whether optional or mandatory) in favor of the holder are subject to the provisions of this Agreement, including, without limitation, any return of capital, dividend, distribution, optional or mandatory redemption payment, principal, interest, indemnification or contribution obligations, Buy-In Adjustment Amount, late payments, Redemption Amount, and costs, fees and expenses payable by Borrower to the holder, and Investors will mark their books conspicuously to evidence the subordination effected hereby. Any assignment transfer or pledge of all or any portion of the Investor Indebtedness shall be expressly made subject to the terms and conditions of this Agreement.

         12. Continuing Effect. This Agreement shall constitute a continuing agreement of subordination, and Lender may, without notice to or consent by Investors, modify any term of Lender Indebtedness in reliance upon this Agreement. Without limiting the generality of the foregoing, Lender may, at any time and from time to time, either before or after receipt of any such notice of revocation, without the consent of or notice to Investors and without incurring responsibility to Investors or impairing or releasing any of Lender's rights or any of Investors' obligations hereunder:

                  (a) change the interest rate or change the amount of payment or extend the time for payment or renew or otherwise alter the terms of any Lender Indebtedness or any instrument evidencing the same in any manner;

                  (b) sell, exchange, release or otherwise deal with any property at any time securing payment of Lender Indebtedness or any part thereof;

                  (c) release anyone liable in any manner for the payment or collection of Lender Indebtedness or any part thereof;

                  (d) exercise or refrain from exercising any right against Borrower or any other person (including Investors); and

                  (e) apply any sums received by Lender, by whomsoever paid and however realized, to Lender Indebtedness in such manner as Lender shall deem appropriate.

         13. Waivers. Lender and Investors expressly waive all notice of the acceptance by the other party of the subordination and other provisions of this Agreement and, except as expressly provided herein, all other notices, and expressly waive reliance upon the subordination and other agreements as herein provided. Lender and Investors each agree that the other has not made any warranties or representations with respect to the due execution, legality, validity, completeness or enforceability of the Lender's Loan Documents or the Investors' Loan Documents, or the collectability thereof, that Lender and Investors shall be entitled to, without notice to or consent of the other party which are hereby waived, extend credit from time to time to Borrower regardless of Borrower's present or future financial condition, manage and supervise their


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
respective loans to Borrower in accordance with their usual practices, modified from time to time as each deems appropriate under the circumstances, without regard to the existence of any rights that the other party may now or hereafter have in or to any of the assets of the Borrower, and neither Lender nor Investors shall have any liability to the other for, and each party waives any claim which it may now or hereafter have against the other arising out of, any and all actions which Lender or Investors, in good faith, take or omit to take with respect to the creation, perfection or continuation of liens or security interests in their respective collateral, actions with respect to the occurrence of an event of default, the foreclosure upon, sale of, release of, depreciation of or failure to realize upon, any of their respective collateral, the collection of any claim for all or any part of the Lender Indebtedness from any account debtor, guarantor or any other party, the collection of the Lender Indebtedness, or the valuation, use, protection or release of such party's interest in its respective collateral. Investors hereby waive any equitable right in respect of marshalling it might have in connection with any release of all or any portion of the Collateral by Lender, or to require Lender to exhaust its remedies against any collateral (other than the Investors' Collateral) before proceeding against the Collateral.

         14. No Commitment. None of the provisions of this Agreement shall be deemed or construed to constitute or imply any commitment or obligation on the part of Lender to make any future loans or other extensions of credit or financial accommodations to Borrower.

         15. Transfer of Claims. Neither Lender nor Investors shall assign or transfer the Lender Indebtedness or Investor Indebtedness, as the case may be, to any party or any other claim Lender or Investors have or may have against Borrower so long as this Agreement is in effect, unless such assignment or transfer is made expressly subject to the terms and conditions of this Agreement.

         16. Information Concerning Financial Condition of Borrower. Lender and Investors each hereby assume responsibility for keeping itself informed of the financial condition of Borrower, and of all other circumstances bearing upon the risk of nonpayment of its debt that diligent inquiry would reveal, and each party hereby agrees that no other party shall have any duty to advise the other party of information known to such party regarding such condition or any such circumstances. In the event any party, in its discretion, undertakes, at any time or from time to time, to provide any such information to the other party, such party shall be under no obligation to undertake any investigation not a part of its regular business routine, shall be under no obligation to continue to provide any further information and shall be under no obligation to disclose any information which, pursuant to accepted or reasonable commercial finance practice, such party wishes to maintain confidentially.

         17. Term. This Agreement shall constitute a continuing agreement of subordination, and Lender may continue, without notice to Investors, to lend monies, extend credit and make other financial accommodations, directly or indirectly, to or for the account of Borrower on the faith thereof, and this Agreement shall be irrevocable by Investors until all Lender Indebtedness shall have been fully paid and satisfied and all financing arrangements between Borrower and Lender with respect to the Lender Indebtedness have been terminated, except that this Agreement shall continue to be effective or be reinstated, as the case may be, if any payment or property or


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
part thereof must be returned by Lender upon the insolvency, bankruptcy or reorganization of Borrower or any other guarantor, or otherwise.

         18. Notice. All notices and other communications hereunder shall be in writing and shall be (i) personally delivered, (ii) transmitted by registered mail, postage prepaid, or (iii) transmitted by telecopy, in each case addressed to the party to whom notice is being given at its address as set forth below:

                  If to Lender:

                  Wells Fargo Credit, Inc.
                  100 W. Washington
                  7th Floor
                  MAC # S4101-076
                  Phoenix, AZ 85003
                  Attn: Ms. Jill Fedoruk, Commercial Banking Officer
                  Telecopier: (602) 378-6215

                  With a copy to:

                  Jay S. Kramer
                  Fennemore Craig
                  3003 North Central Avenue
                  Suite 2600
                  Phoenix, AZ 85012-2913
                  Telecopier:  (602) 916-5541

                  If to Investors:

                  c/o Krieger & Prager LLP
                  39 Broadway
                  Suite 1440
                  New York, NY 10006
                  Attn:  Samuel Krieger, Esq.
                  Telecopier: (212) 363-2999

or at such other address as may hereafter be designated in writing by that party. All such notices or other communications shall be deemed to have been given on (i) the date received if delivered personally, (ii) the date of posting if delivered by mail, or (iii) the date of transmission if delivered by telecopy. Investors shall, contemporaneously with delivery to Borrower, deliver to Lender copies of any Notice of Conversion, Notice of Exercise (as contemplated by the Warrants), Redemption Notice, Notice of Redemption, notice electing to receive payment in cash, notice of breach, non-performance or default by Borrower. Borrower shall, contemporaneously with delivery to Investors, deliver to Lender copies of any election to redeem.


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         19. Conflict in Agreements. If the subordination provisions of any instrument evidencing Investor Indebtedness conflict with the terms of this Agreement, the terms of this Agreement shall govern the relationship between Lender and Investors.

         20. No Waiver. No waiver shall be deemed to be made by Lender of any of its rights hereunder unless the same shall be in writing signed on behalf of Lender, and each such waiver, if any, shall be a waiver only with respect to the specific matter or matters to which the waiver relates and shall in no way impair the rights of Lender or the obligations of Investors to Lender in any other respect at any time.

         21. Governing Law; Consent to Jurisdiction and Venue; Waiver of Jury Trial. This Agreement shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of Arizona. Investors consent to the personal jurisdiction of the state and federal courts located in the State of Arizona in connection with any controversy related to this Agreement, waives any argument that venue in any such forum is not convenient, and agrees that any litigation initiated by Investors, or either of them, in connection with this Agreement shall be venued in either the Maricopa County, Arizona Superior Court, or the United States District Court, District of Arizona. Investors waive any right to trial by jury in any action or proceeding based on or pertaining to this Agreement.

         22. Binding Effect; Acceptance. This Agreement shall be binding upon Investors and Investors' heirs, legal representatives, successors and assigns and shall inure to the benefit of Lender and its participants, successors and assigns irrespective of whether this or any similar agreement is executed by any other creditor of Borrower. This Agreement shall be deemed effective against Investors upon Lender's receipt of a signed facsimile copy of this Agreement. Notice of acceptance by Lender of this Agreement or of reliance by Lender upon this Agreement is hereby waived by Investors.

         23. Attorneys' Fees. In the event of any litigation between the parties arising out of, or related to, this Agreement, the prevailing party shall be entitled to recover its costs and expenses, including, without limitation, reasonable attorneys' fees, court costs and professional fees, which costs and expenses shall be set by the court sitting without a jury.

         24. Miscellaneous. The paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.


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
         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                            BORROWER:


                            TITAN MOTORCYCLE CO. OF AMERICA, a Nevada corporation

                            By:
                                -----------------------------------------------
                            Name:    Francis Keery
                                  ---------------------------------------------
                            Title:   Chairman
                                   --------------------------------------------

                            INVESTORS:

                            ESQUIRE TRADE & FINANCE INC., a British Virgin Islands corporation

                            By:
                                -----------------------------------------------
                            Name:
                                  ---------------------------------------------
                            Title:
                                   --------------------------------------------


                            CELESTE TRUST REG., a Liechtenstein trust

                            By:
                                -----------------------------------------------
                            Name:
                                  ---------------------------------------------
                            Title:
                                   --------------------------------------------


                            LENDER:

                            WELLS FARGO CREDIT, INC., a Minnesota corporation

                            By:
                                -----------------------------------------------
                            Name:    Jill Fedoruk
                                  ---------------------------------------------
                            Title:   Commercial Banking Officer
                                   --------------------------------------------

STATE OF ARIZONA                    )
                                    )  ss.
County of Maricopa                  )

         The foregoing instrument was acknowledged before me, the undersigned
Notary Public, this           day of day of August, 2000 by Francis Keery, the
President of Titan Motorcycle Co. of America, a Nevada corporation, on behalf of the corporation.



                                             ----------------------------------
                                              Notary Public

My Commission Expires:

----------------------------------





STATE OF ____________       )
                            )  ss.
County of ___________       )

         On August ___, 2000, before me, _____________________ a Notary Public, personally appeared ________________________, [ ]1 personally known to me -OR- [ ]2 proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument, the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

         WITNESS my hand and official seal.


                                             ----------------------------------
                                              Notary Public

My Commission Expires:

----------------------------------

STATE OF ____________       )
                            )  ss.
County of ___________       )

         On August ___, 2000, before me, _____________________ a Notary Public, personally appeared ________________________, [ ]3 personally known to me -OR- [ ]4 proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument, the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

         WITNESS my hand and official seal.



                                             ----------------------------------
                                              Notary Public

My Commission Expires:

----------------------------------




STATE OF ARIZONA                    )
                                    )  ss.
County of Maricopa                  )

         The foregoing instrument was acknowledged before me, the undersigned
Notary Public, this           day of day of August, 2000 by Jill Fedoruk, the
Commercial Banking Officer of Wells Fargo Credit, Inc., a Minnesota corporation, on behalf of the corporation.



                                             ----------------------------------
                                              Notary Public

My Commission Expires:

----------------------------------